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                                                                    Exhibit 23.1




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-47172, 333-44103, 333-35055, 33-64133, and 33-64135 of SED International
Holdings, Inc. on Form S-8 of our report dated September 26, 2000, appearing in the Annual Report on Form 10-K of SED International Holdings, Inc. for the year ended June 30, 2002.

DELOITTE & TOUCHE LLP


Atlanta, Georgia
October 11, 2002